PAUZE FUNDS(TM)
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PAUZE U. S. GOVERNMENT FUND(TM)
PAUZE U. S. GOVERNMENT LIMITED DURATION FUND(TM)
PAUZE U. S. GOVERNMENT INTERMEDIATE TERM BOND FUND(TM)
PAUZE U. S. GOVERNMENT SHORT TERM BOND FUND(TM)
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         SUPPLEMENT DATED JULY 3, 2001 TO PROSPECTUS DATED APRIL 1, 2001

COSTS OF INVESTING IN THE FUNDS (PAGE 6)
----------------------------------------

     On June 11, 2001 a major shareholder of the U. S. Government Limited Duration Fund redeemed all of its shares, resulting in a substantial reduction in the assets of the Fund. This reduction will have a significant impact on the expense ratios of all of the Pauze Funds, as many of the Funds' expenses are fixed and the Funds will not be able to take advantage of the economies of scale previously available to them. Accordingly, you should be aware that the Total Fund Operating Expenses set forth in "Costs of Investing in the Funds" indicate (and the Examples based on those expense ratios reflect) significantly lower expense ratios than the Funds should incur on a going forward basis.

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MANAGEMENT OF THE FUNDS (PAGE 15)
---------------------------------

     Effective June 1, 2001, Mr. Stephen P. Pauze became the portfolio manager primarily responsible for the day-to-day management of the U. S. Government Limited Duration Fund's and the U. S. Government Short Term Government Fund's portfolios. Therefore, the information in this section regarding Mr. Philip C. Pauze is no longer relevant and should be disregarded.

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

                       STATEMENT OF ADDITIONAL INFORMATION

                                 PAUZE FUNDS(TM)

                           PAUZE U.S. GOVERNMENT FUND
                   PAUZE U.S. GOVERNMENT LIMITED DURATION FUND
                PAUZE U.S. GOVERNMENT INTERMEDIATE TERM BOND FUND
                   PAUZE U.S. GOVERNMENT SHORT TERM BOND FUND

     This Statement of Additional Information ("SAI") is not a Prospectus. It should be read in conjunction with the Prospectus of the Funds dated April 1, 2001, and the Supplement dated July 3, 2001. This SAI incorporates by reference the financial statements and independent auditor's report from the Funds' Annual Report to Shareholders for the fiscal year ended April 30, 2000 ("Annual
Report"). A free copy of the Prospectus and Annual Report can be obtained by writing the Funds at 14340 Torrey Chase, Suite 170, Houston, TX 77014-1024 or by calling the Funds at (800) 327-7170.

     The date of this Statement of Additional Information is July 3, 2001.

                                TABLE OF CONTENTS

GENERAL INFORMATION........................................................... 2

INVESTMENT OBJECTIVES AND POLICIES............................................ 3

PORTFOLIO TURNOVER............................................................10

PORTFOLIO TRANSACTIONS........................................................10

MANAGEMENT OF THE TRUST.......................................................10

PRINCIPAL HOLDERS OF SECURITIES...............................................12

INVESTMENT ADVISORY SERVICES..................................................14

ADMINISTRATOR SERVICES........................................................15

TRANSFER AGENCY AND OTHER SERVICES............................................15

12b-1 PLAN OF DISTRIBUTION....................................................16

ADDITIONAL INFORMATION ON REDEMPTIONS.........................................17

CALCULATION OF PERFORMANCE DATA...............................................17

TAX STATUS....................................................................19

CUSTODIAN.....................................................................21

INDEPENDENT ACCOUNTANTS.......................................................21

FINANCIAL STATEMENTS..........................................................21

                               GENERAL INFORMATION

     Pauze Funds (the "Trust") is an open-end management investment company and is a voluntary association of the type known as a "business trust" organized on October 15, 1993 under the laws of the Commonwealth of Massachusetts. The Board of Trustees of the Trust has the power to create additional series, or divide existing series into two or more classes, at any time, without a vote of shareholders of the Trust. Each series is authorized to issue four classes of shares. Each series represents a separate diversified portfolio of securities (collectively referred to herein as the "Portfolios" or "Funds" and individually as a "Portfolio" or "Fund").

     The assets received by the Trust from the issue or sale of shares of each Portfolio, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to the Portfolio. They constitute the underlying assets of the Portfolio, are required to be segregated on the books of accounts, and are to be charged with the expenses with respect to the Portfolio. In the event additional portfolios are created, any general expenses of the Trust, not readily identifiable as belonging to the Portfolio, shall be allocated by or under the direction of the Board of Trustees (the "Trustees") in such manner as the Trustees determine to be fair and equitable. Shares represent a proportionate interest in the Portfolio. Shares of each Portfolio have been divided into classes with respect to which the Trustees have adopted allocation plans regarding expenses specifically attributable to a particular class of shares. Subject to such an allocation, all shares are entitled to such dividends and distributions, out of the income belonging to the Portfolio, as are declared by the Trustees. Upon liquidation of the Trust, shareholders of the Portfolio are entitled to share pro rata, adjusted for expenses attributable to a particular class of shares, in the net assets belonging to the Portfolio available for distribution.

     Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required; however, the Trustees may call meetings to take action on matters which require shareholder vote and other matters which the Trustees determine shareholder vote is necessary or desirable. Whether appointed by prior Trustees or elected by shareholders, an "Independent" Trustee serves as Trustee of the Trust for a period of six years. However, the Trustees' terms are staggered so that the terms of at least 25% of the Board of Trustees will expire every three years. A Trustee whose term is expiring may be re-elected. Thus, shareholder meetings will ordinarily be held only once every three years unless otherwise required by the Investment Company Act of 1940 (the "1940 Act").

     On any matter submitted to shareholders, the holder of each share is entitled to one vote per share (with proportionate voting for fractional shares) irrespective of the relative net asset values of each Portfolio's shares. On matters affecting an individual Portfolio, a separate vote of shareholders of the Portfolio is required. On matters affecting an individual class of shares, a separate vote of shareholders of the class is required.

     Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

     Shares are fully paid and non-assessable by the Trust, have no preemptive or subscription rights and are fully transferable. There are no conversion rights.

     Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

                       INVESTMENT OBJECTIVES AND POLICIES

      The following information supplements the discussion of the Funds' investment objectives and policies in the Funds' Prospectus.

INVESTMENT RESTRICTIONS

The U.S. Government Limited Duration Fund, the U.S. Government Intermediate Term Bond Fund and the U.S. Government Short Term Bond Fund will not change any of the following investment restrictions, without, in either case, the affirmative vote of a majority of the outstanding voting securities of the applicable Fund, which, as used herein, means the lesser of (1) 67% of the Fund's outstanding shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented either in person or by proxy, or (2) more than 50% of the Fund's outstanding shares.

     The U.S. Government Limited Duration Fund, the U.S. Government Intermediate Term Bond Fund and the U.S. Government Short Term Bond Fund may not:

     (1)  Issue senior securities.

     (2) Borrow money, except that the Fund may borrow not in excess of 33 1/3% of the total assets of the Fund from banks as a temporary measure for extraordinary purposes.

     (3)  Underwrite the securities of other issuers.

     (4) Purchase or sell real property (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities or companies which invest in real estate).

     (5) Engage in the purchase or sale of commodities or commodity contracts; except that each of the Intermediate Term Fund and the Short Term Fund may invest in bond futures contracts and options on bond futures contracts for bona fide hedging purposes.

     (6) Lend its assets, except that purchases of debt securities in furtherance of the Fund's investment objectives will not constitute lending of assets and except that the Fund may lend portfolio securities with an aggregate market value of not more than one-third of the Fund's total net assets. (Accounts receivable for shares purchased by telephone shall not be deemed loans.)

     (7) Purchase any security on margin, except that it may obtain such short-term credits as are necessary for clearance of securities transactions. This restriction does not apply to bona fide hedging activity in the Intermediate Term Fund and Short Term Fund utilizing financial futures and related options.

     (8)  Make short sales.

     (9) Invest more than 25% of its total assets in securities of companies principally engaged in any one industry, except that this restriction does not apply to debt obligations of the United States Government which are protected by the full faith and credit of the U.S. government.

     (10) (a) Invest more than 5% of the value of its total assets in securities of any one issuer, except such limitation shall not apply to obligations issued or guaranteed by the U. S. government, its agencies or instrumentalities, or (b) acquire more than 10% of the voting securities of any one issuer.

The U.S. Government Fund will not change any of the following investment restrictions, without, in either case, the affirmative vote of a majority of the outstanding voting securities of the Fund, which, as used herein, means the lesser of (1) 67% of the Fund's outstanding shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented either in person or by proxy, or (2) more than 50% of the Fund's outstanding shares.

The U. S. Government Fund may not:

     (1)  Issue  senior  securities.   This  limitation  is  not  applicable  to
activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

     (2) Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund have an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     (3) Underwrite the securities of other issuers. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     (4) Purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     (5) Engage in the purchase or sale of commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     (6) Lend its assets, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities. (Accounts receivable for shares purchased by telephone shall not be deemed loans.)

     (7)  Invest  more than 25% of its total  assets in a  particular  industry.
This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

The following investment restrictions have been adopted with respect to the U.S. Government Limited Duration Fund, the U.S. Government Intermediate Term Bond Fund, the U.S. Government Short Term Bond Fund and the U.S. Government Fund, and may be changed by the Board of Trustees without a shareholder vote.

     The Funds may not:

     (1)  Invest in warrants to purchase common stock.

     (2)  Invest  in  companies  for  the  purpose  of  exercising   control  or
management

     (3) Hypothecate, pledge, or mortgage any of its assets, except to secure loans as a temporary measure for extraordinary purposes and except as may be required to collateralize letters of credit to secure state surety bonds.

     (4) Participate on a joint or joint and several basis in any trading account.

     (5)  Invest in any foreign securities.

     (6)  Invest more than 15% of its total net assets in illiquid securities.

     (7)  Invest in oil, gas or other mineral leases.

     (8) In connection with bona fide hedging activities, neither the U.S. Government Intermediate Term Bond Fund nor the U.S. Government Short Term Bond Fund will invest more than 5% of its assets as initial margin deposits or premiums for futures contracts and provided that said Funds may enter into futures contracts and options on futures only to the extent that obligations under such contracts or transactions represent not more than 100% of a Fund's assets. The U.S. Government Limited Duration Fund does not invest in options or futures.

     In addition, the following investment restrictions have been adopted with respect to the U.S. Government Fund, and may be changed by the Board of Trustees without a shareholder vote.

     The U.S. Government Fund may not:

     (1) Purchase any security on margin, except that it may obtain such short-term credits as are necessary for clearance of securities transactions. This restriction does not apply to bona fide hedging activity utilizing financial futures and options.

     (2)  Make short sales.

     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage, resulting from a change in values of portfolio securities or amount of net assets, will not be considered a violation of any of the foregoing restrictions.

     The following discussion of the investment objectives, policies and risks associated with the Fund supplements the discussion in the prospectus.

ZERO COUPON BONDS

     Each Fund may invest in bonds that are "zero coupon" United States Government securities (which have been stripped of their unmatured interest coupons and receipts). The Fund will only invest in "zeros" which are issued by the United States Treasury or United States government agencies, and not those issued by broker-dealers or banks. The

Fund will not invest in Interest Only or Principal Only ("IOs" or "POs") mortgage-backed securities or derivative products. Zero coupon securities tend to be more sensitive to changes in interest rates than other types of United States Government securities. As a result, a rise or fall in interest rates will have a more significant impact on the market value of these securities. Although zero coupon securities pay no interest to holders prior to maturity, interest on these securities is accrued as income to the Fund and distributed to its shareholders. These distributions must be made from the Fund's cash assets, or, if necessary, from the proceeds of sales of portfolio securities.

REPURCHASE AGREEMENTS

     Each Fund may invest a portion of its assets in repurchase agreements with domestic broker-dealers, banks and other financial institutions, provided the Fund's custodian always has possession of securities serving as collateral or has evidence of book entry receipt of such securities. In a repurchase agreement, a fund purchases securities subject to the seller's agreement to repurchase such securities at a specified time (normally one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All repurchase agreements must be collateralized by United States Government or government agency securities, the market values of which equal or exceed 102% of the principal amount of the repurchase obligation. If an institution enters insolvency proceedings, the resulting delay in liquidation of securities serving as collateral could cause the Fund some loss if the value of the securities declines prior to liquidation. To minimize the risk of loss, each Fund will enter into repurchase agreements only with institutions and dealers which are considered creditworthy.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     The Intermediate Term Bond Fund, Short Term Bond Fund and U.S. Government Fund may invest in future contracts and options on futures contracts. Futures contracts and options may be used for several reasons: to hedge securities held to effectively reduce the average weighted maturity; to maintain cash reserves while remaining fully invested; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract is priced more attractively than the underlying security or index. The Funds may not use futures contracts or options transactions to leverage assets.

     The Intermediate Term Bond Fund, Short Term Bond Fund and U.S. Government Fund may purchase or sell options on individual securities, and may enter into trading in options on futures contracts, may purchase put or call options on futures contracts, and may sell such options in closing transactions.

     The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the U.S. Government securities held by a Fund and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose price fluctuations are expected to resemble those of a Fund's underlying securities. The risk that a Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

     An option will not be purchased for a Fund if, as a result, the aggregate initial margins and the premiums paid for all options on futures and futures contracts that a Fund owns would exceed 5% of its net assets at the time of such purchase.

     Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. government agency.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, then to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators". Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Funds intend to use futures contracts only for bona fide hedging purposes.

     Regulations of the CFTC, as applicable to a Fund, require that all of its futures transactions constitute bona fide hedging transactions. A Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, it is expected that approximately 75% of its futures contract purchases will be "completed", that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Fund will incur commission expenses in both opening and closing out futures positions, these costs usually are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

     A Fund will not enter into futures contract transaction to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts and premiums paid for all options and futures contracts exceed 5% of its net assets at the time of the transaction. In addition, a Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 100% of the Fund's total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

     Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge it.

     A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Fund are engaged in only for hedging purposes, Pauze Swanson Capital Management Co., the Funds' Investment Advisor, does not believe that the Funds are subject to the risks of loss frequently associated with leveraged futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by a Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

     Except for transactions a Fund has identified as hedging transactions, the Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts held as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

     In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or other income derived with respect to the Fund's business of investment in securities or currencies. In addition, with respect to tax years commencing before August 5, 1997, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income, provided, however, that for purposes of the 30% test, the Internal Revenue Code of 1986, as amended, provides that losses on securities underlying an option or a futures contract may be offset against any gains realized on the disposition of the option or futures contract. It is anticipated that any net gain realized from the closing out of futures contracts will be considered a gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. It is anticipated that unrealized gains on futures contracts which have been open for less than three months as of the end of a Fund's fiscal year and which are recognized for tax purposes will not be considered gains on sales of securities held less than three months for the purpose of the 30% test.

     The Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the transactions.

SEGREGATED ASSETS AND COVERED POSITIONS

     When purchasing futures contracts, selling an uncovered call option, or purchasing securities on a when-issued or delayed delivery basis, the Funds will restrict cash, which may be invested in repurchase obligations or liquid securities. When purchasing a stock index futures contract, the amount of restricted cash or liquid securities, when added to the amount deposited with the broker as margin, will be at least equal to the market value of the futures contract and not less than the market price at which the futures contract was established. When selling an uncovered call option, the amount of restricted cash or liquid securities, when added to the amount deposited with the broker as margin, will be at least equal to the value of securities underlying the call option and not less than the strike price of the call option. When purchasing securities on a when-issued or delayed delivery basis, the amount of restricted cash or liquid securities will be at least equal to the Fund's when-issued or delayed delivery commitments.

     The restricted cash or liquid securities will either be identified as being restricted in the Fund's accounting records or physically segregated in a separate account at the Trust's custodian. For the purpose of determining the adequacy of the liquid securities which have been restricted, the securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be restricted on a daily basis so that the value of the restricted cash or liquid securities, when added to the amount deposited with the broker as margin, equals the amount of such commitments by a Fund.

     Fund assets need not be segregated if the Fund "covers" the futures contract or call option sold. For example, the Fund could cover a futures or forward contract which it has sold short by owning the securities or currency underlying the contract. The Fund may also cover this position by holding a call option permitting the Fund to purchase the same futures or forward contract at a price no higher than the price at which the sell position was established.

     A Fund could cover a call option which it has sold by holding the same security underlying the call option. A Fund may also cover by holding a separate call option of the same security or stock index with a strike price no higher than the strike price of the call option sold by the Fund. The Fund could cover a call option which it has sold on a futures contract by entering into a long position in the same futures contract at a price no higher than the strike price of the call option or by owning the securities or currency underlying the futures contract. The Fund could also cover a call option which it has sold by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

BORROWING

     Each Fund may borrow from a bank up to 33 1/3% of its total assets (reduced by the amount of all liabilities and indebtedness other than such borrowings) as a temporary measure for extraordinary purposes. To the extent that a Fund borrows money, the Fund will be leveraged; at such times, the Fund may appreciate or depreciate in value more rapidly than its benchmark index. Each Fund will repay any money borrowed in excess of 33 1/3% of the value of its total assets prior to purchasing additional portfolio securities.

                               PORTFOLIO TURNOVER

     Pauze Funds' Investment Advisor buys and sells securities for the Fund to accomplish its investment objectives. The Funds' investment policies may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. The Funds' investments may also be traded to take advantage of perceived short-term disparities in market values or yields among securities of comparable quality and maturity.

     A change in the securities held by a Fund is known as "portfolio turnover." Portfolio turnover rates are set forth in the "Financial Highlights" portion of the prospectus. High portfolio turnover in any given year indicates a substantial amount of short-term trading, which will result in payment by the Fund from capital of above-average amounts of markups to dealers and could result in the payment by shareholders of above-average amounts of taxes on realized investment gain. These factors may negatively affect a Fund's performance. Any short-term gain realized on securities will be taxed to shareholders as ordinary income. See "Tax Status."

                             PORTFOLIO TRANSACTIONS

     Applicable law requires that the Advisor, in executing portfolio transactions and selecting brokers or dealers, seek the best overall terms available. In assessing the terms of a transaction, consideration may be given to various factors, including the breadth of the market in the security, the price of the security and the financial condition and execution capability of the broker or dealer (for a specified transaction and on a continuing basis). When transactions are executed in the over-the-counter market, it is intended generally to seek first to deal with the primary market makers. However, the services of brokers will be utilized if it is anticipated that the best overall terms can thereby be obtained. Purchases of newly issued securities for the Fund usually are placed with those dealers from which it appears that the best price or execution will be obtained. Those dealers may be acting as either agents or principals.

     As all portfolio securities transactions were executed with principals, none of the Funds paid brokerage fees for the fiscal years ended April 30, 1998 through April 30, 2000.

                             MANAGEMENT OF THE TRUST

     The business and affairs of the Funds are managed by the Trust's Board of Trustees. The Trustees establish policies, as well as review and approve contracts and their continuance. The Trustees also elect the officers of the Trust. The Trustees and Officers of the Trust, and their principal occupations during the past five years, are set forth below:

NAME, ADDRESS & AGE                 TRUST POSITION            PRINCIPAL OCCUPATION
-------------------                 --------------            --------------------
Philip C. Pauze **                  President and             Chairman of Pauze, Swanson & Associates Investment
14340 Torrey Chase Blvd.            Trustee                   Advisors, Inc., d/b/a Pauze Swanson Capital
Suite 170                                                     Management Co., an asset management firm
Houston, Texas 77014                                          specializing in management of fixed income
Year of Birth: 1941                                           portfolios since February 2001; President from
                                                              April 1993 to February 2001. President and a
                                                              Trustee of AmeriSen Funds, a registered investment
                                                              company, since December 2000.

                        10

Nancy Szidlowski                    Treasurer,                Director of Administration and Fund Accounting of
14340 Torrey Chase                  Chief                     Champion Fund Services since December 2000.
Houston, TX 77014                   Accounting                Accountant in the mutual fund accounting
Year of Birth: 1951                 Officer                   department at American General Financial Group, an
                                                              insurance company, from April 1999 through
                                                              December 2000. Lead Accountant of the mutual fund
                                                              accounting department at Van Kampen Investments, a
                                                              mutual fund company, from March 1994 through April
                                                              1999.

Patricia S. Dobson**                Secretary and             President of Champion Fund Services since February
14340 Torrey Chase                  Trustee                   2001; Vice President from March 1999 to February
Houston, TX  77041                                            2001. Vice President of Pauze, Swanson &
Year of Birth:  1943                                          Associates Investment Advisors, Inc. from 1996 to
                                                              February 2001 Assistant Vice President of Pauze
                                                              Swanson from 1995 to 1996.

Paul J. Hilbert                     Trustee                   Attorney with the firm of Paul J. Hilbert &
2301 FM 1960 West                                             Associates, Houston, Texas, practicing civil law
Houston, TX 77068                                             since 1975. Legislator, Texas House of
Year of Birth: 1949                                           Representatives since 1982.

Wayne F. Collins                    Trustee                   Retired. From September 1991 to February 1994 was
32 Autumn Crescent                                            Vice President of Worldwide Business Planning of
The Woodlands, TX  77381                                      the Compaq Computer Corporation. Served Compaq
Year of Birth: 1941                                           Computer Corporation as Vice President of
                                                              Materials Operations from September 1988 to
                                                              September 1991; Vice President, Materials and
                                                              Resources from April 1985 to September 1991; Vice
                                                              President, Corporate Resources from June 1983 to
                                                              September 1988.

Robert J. Pierce                    Trustee                   Richard Pierce Funeral Service since 1967, serving
1791 #2 Silverado Trail                                       in such capacities as President and General
Napa, CA  94558                                               Manager. In addition, in June 1997, became Vice
Year of Birth: 1945                                           President (Western Division) and Chief Operating
                                                              Officer (Northern California Region) of Stewart
                                                              Enterprises, Inc.

E. Malcolm Thompson                 Trustee                   President of Malcolm Thompson and Associates,
14505 Torrey Chase Blvd.,                                     Inc., a fee-based actuarial consulting firm which
Suite 301                                                     provides services primarily for retirement plans,
Houston, TX 77014                                             since 1981.
Year of Birth: 1939

** This Trustee may be deemed an "interested person" of the Trust as defined in the Investment Company Act of 1940.

     Trustee fees are Trust expenses and each portfolio pays a portion of the Trustee fees. The compensation paid to the Trustees of the Trust for the fiscal year ended April 30, 2000 is set forth below.

                                AGGREGATE COMPENSATION
                                FROM TRUST (THE TRUST IS
     NAME                       NOT IN A FUND COMPLEX)        TOTAL COMPENSATION
     ----                       ----------------------        ------------------
     Philip C. Pauze            $0                            $0
     Patricia S. Dobson         $0                            $0
     Paul J. Hilbert            $12,500                       $12,500
     Wayne F. Collins           $12,500                       $12,500
     Gordon Anderson            $12,500                       $12,500
     Robert J. Pierce           $12,500                       $12,500

                         PRINCIPAL HOLDERS OF SECURITIES

Other than indicated below, as of March 8, 2001, the Officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the Pauze Funds(TM). The Trust is aware of the following persons who owned of record, or beneficially, more than 5% of the outstanding shares of the Pauze Funds(TM) as of March 8, 2001:

CLASS        NAME & ADDRESS OF OWNER                  % OWNED  TYPE OF OWNERSHIP
-----        -----------------------                  -------  -----------------

                           PAUZE U.S. GOVERNMENT FUND
                           --------------------------

     The U.S. Government Fund had not commenced operations as of the date of this Statement of Additional Information, therefore no shareholder information is provided.

                   PAUZE U.S. GOVERNMENT LIMITED DURATION FUND
                   -------------------------------------------

No Load      Mechanics Bank of Richmond, TTEE         95.12%   Record
             FBO California Master Trust
             3170 Hilltop Mall Road
             Richmond, CA 94806

Class B      SEI Trust Company                        100.00%  Record
             FBO 601 Banks
             One Freedom Valley Dr
             Oaks, PA 19456

Class C      Neptune Mgmt Corp                        88.28%   Record
             107 North Trenton Street
             Ruston, LA 71270

Class C      Comerica Bank Escrow Agent FBO           5.66%    Record
             MMC Non-Grantor Account
             411 W. Lafayette, MC3446
             Detroit, MI 48226

Class C      Comerica Bank Escrow Agent FBO           5.62%    Record
             MMC Grantor Account
             411 W. Lafayette, MC3446
             Detroit, MI 48226

                PAUZE U.S. GOVERNMENT INTERMEDIATE TERM BOND FUND
                -------------------------------------------------

No Load      Strafe & Company                         62.60%   Record
             F/A/O Cooper Agency
             P.O. Box 160
             Westerville, OH  43086

No Load      Fitzhenry's Funeral Home and Crematory   14.90%   Record
             P O Box 1410
             Ruston, LA 71273

No Load      Donaldson, Lufkin & Jenrette             12.60%   Record
             Securities Corp.
             P.O. Box 2052
             Jersey City, NJ  07303

No Load      PA Funeral #55550016987000               8.00%    Record
             Mutual Funds
             P O Box 7780
             Philadelphia, PA 19182

Class B      SEI Trust Company                        82.90%   Record
             FBO 601 Banks
             One Freedom Valley Drive
             Oaks, PA  19456

Class B      Donaldson, Lufkin & Jenrette             17.10%   Record
             Securities Corp.
             P.O. Box 2052
             Jersey City, NJ  07303

Class C      Neptune Mgmt Corp                        100.00%  Record
             107 North Trenton Street
             Ruston, LA 71270

                   PAUZE U.S. GOVERNMENT SHORT TERM BOND FUND
                   ------------------------------------------

No Load      Strafe & Company                         40.10%   Record
             F/A/O Cooper Agency
             P.O. Box 160
             Westerville, OH  43086

No Load      Mechanics Bank of Richmond TTEE          27%      Record
             FBO California Master Trust
             3170 Hilltop Mall Road
             Richmond, CA  94806-1921

No Load      Fitzhenry's Funeral Home and Crematory   24.70%   Record
             P O Box 1410
             Ruston, LA 71273

Class C      Neptune Mgmt Corp.                       92.60%   Record
             107 North Trenton Street
             Ruston, LA 71270

     As of March 8, 2001, as a result of the beneficial ownership described above, Mechanics Bank of Richmond, TTEE FBO: California Master Trust may be deemed to control the Limited Duration Fund (it beneficially owns 83% of the Fund) and Neptune Mgmt Corp. may be deemed to control the Intermediate Term Fund (it beneficially owns 71% of the Fund) and the Short Term Fund (it beneficially owns 88% of the Fund). Prior to the public offering of the U.S. Government Fund, Philip C. Pauze, 14340 Torrey Chase, Suite 170, Houston, Texas 77070, purchased all of the outstanding shares of the U.S. Government Fund and may be deemed to control the Fund. Each of these shareholders, as a result of this ownership, may respectively have the ability to control the outcome of any proposal submitted for approval to the shareholders of the Fund, including proposals to change the Fund's fundamental policies or the terms of the management agreement with the Fund's investment advisor.

                          INVESTMENT ADVISORY SERVICES

     Pauze, Swanson & Associates Investment Advisors, Inc., d/b/a Pauze Swanson Capital Management Co., an investment management firm (the "Advisor"), pursuant to an Advisory Agreement, provides investment advisory and management services to the Trust. It will compensate all personnel, officers and Trustees of the Trust if such persons are employees of the Advisor or its affiliates.

     The Advisory Agreement for the U.S. Government Limited Duration Fund, the U.S. Government Intermediate Term Bond Fund and the U.S. Government Short Term Bond Fund was approved by the Board of Trustees of the Trust (including a majority of the "disinterested Trustees") and by vote of a majority of the outstanding voting securities of the Limited Duration Fund in May 1996. The terms of the votes approving the Advisory Agreement provide that it will continue until October 31, 1997, and from year to year thereafter as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940 (the "Act")) or by the Board of Trustees of the Trust, and (ii) by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically if it is assigned. The Advisory Agreement was approved with respect to the Intermediate Term Fund and the Short Term Fund during March 1996.

     The Advisory Agreement for the U.S. Government Fund was approved by the Board of Trustees of the Trust (including a majority of the "disinterested Trustees") and by vote of a majority of the outstanding voting securities of the U.S. Government Fund in March 2001. The terms of the votes approving the Advisory Agreement provide that it will continue until December 31, 2002, and from year to year thereafter, subject to annual approval by (i) the Board or
(ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the disinterested Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval.

Each Advisory Agreement with the Trust provides for each Fund to pay the Advisor an annual management fee equal to a percentage of the Fund's average net assets (1/12 of the applicable percentage monthly) as follows: U.S. Government Fund and Limited Duration Fund 0.60% on the first $100 million, 0.50% on the next $150 million, 0.45% on the next $250 million and 0.40% on net assets in excess of $500 million; Intermediate Term Fund, 0.50%; and Short Term Fund, 0.50%.

     For the fiscal years ended April 30, 1998, 1999 and 2000 the Trust, on behalf of the Limited Duration Fund, paid the Advisor fees of $442,281, $414,189 and $356,940, respectively.

     For the fiscal years ended April 30, 1998, 1999 and 2000 the Trust, on behalf of the Intermediate Term Fund, paid the Advisor fees of $13,686, $38,820 and $33,298, respectively.

     For the fiscal years ended April 30, 1998, 1999 and 2000, the Trust, on behalf of the Short Term Fund, paid the Advisor fees (net of expenses paid by the Advisor or fee waivers in 1998) of $7,608, $19,205 and $9,169, respectively.

     The Trust and the Advisor have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Securities and Exchange Commission.

                                THE ADMINISTRATOR

     Fund Services Inc., ("FSI") d/b/a Champion Fund Services, 14340 Torrey Chase Blvd., Suite 170 Houston, Texas 77014, under an Administration Agreement with the Trust dated July 1, 1999, administers the affairs of the Trust. Philip
C. Pauze, Chairman of the Board of FSI is the President and a Trustee of the Trust. Patricia S. Dobson, President of FSI, is the Secretary and a Trustee of the Trust. Fund Services, Inc. assumed responsibilities as Administrator effective July 1, 1999.

     Under the Administration Agreement, the Administrator, subject to the overall supervision and review of the Board of Trustees of the Trust, FSI supervises parties providing services to the Trust, provides the Trust with office space, facilities and business equipment, and provides the services of executive and clerical personnel for administering the affairs of the Trust.

     The Administration Agreement provides for the Trust to pay the Administrator an annual fee of $175,000, which is allocated among all of the funds of the Trust pro rata based on their respective net assets. For the period July 1, 1999 to April 30, 2000, FSI received $119,640 from the Trust for these services. FSI also provides transfer agency, dividend disbursing and accounting services to the Funds for which it receives separate compensation.

                        TRANSFER AGENT AND OTHER SERVICES

     FSI, under a Transfer Agency and Shareholder Services Agreement with the Trust dated July 1, 1999, provides transfer agency, dividend disbursing, and shareholder services to the Funds. The Transfer Agency Agreement provides for the Trust to pay FSI an annual base fee of $90,000, plus $18 per open shareholder account, plus $1 per shareholder account with 12b-1 fees, plus $1 per shareholder account with front end or back end sales charges, and plus $1 per account in non-annual dividend funds.

     FSI, under an Accounting Services Agreement with the Trust dated July 1, 1999, also provides accounting services to the Funds. The Accounting Services Agreement provides for the Trust to pay FSI an annual fee $125,000, plus an annual asset based base fee of 0.08% on the second $100 million of assets, 0.06% on the next $300 million, 0.04% on the next $500 million and 0.02% on assets over $1 billion. For the period July 1, 1999 to April 30, 2000,

FSI received $103,010 from the Trust for these services.

                           12B-1 PLAN OF DISTRIBUTION

     A separate plan of distribution has been adopted under Rule 12b-1 of the Investment Company Act of 1940 for each Fund, with separate provisions for each class of shares. Each plan provides that the applicable Fund may engage in any activity related to the distribution of its shares. These activities may include, among others: (a) payments to securities dealers and others that are engaged in the sale of shares, or that may be advising shareholders regarding the purchase, sale or retention of shares; (b) payments to securities dealers and others that hold shares for shareholders in omnibus accounts or as shareholders of record or provide shareholder support or administrative services to the Fund and its shareholders; (c) expenses of maintaining personnel who engage in or support distribution of shares or who render shareholders support services not otherwise provided by the Trust's transfer agent; (d) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders; and (e) costs of formulating and implementing marketing and promotional activities. Payments to a securities dealer or other entity generally will be based on a percentage of the value of Fund shares held by clients of the entity.

     Expenses which the Fund incurs pursuant to the Distribution Plans are reviewed quarterly by the Board of Trustees. On an annual basis the Distribution Plans are reviewed by the Board of Trustees as a whole, and the Trustees who are not "interested persons" as that term is defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Distribution Plans ("Qualified Trustees"). Any amendment that materially increases the amount of expenditures permitted under the Distribution Plan must be approved by a majority of the outstanding voting securities of the applicable class. A Distribution Plan may be terminated at any time as to any class by vote of a majority of the Qualified Trustees, or by vote of a majority of the outstanding voting securities of the applicable class.

     The following table provides information regarding the amount and manner in which amounts paid by the Funds under the previous Distribution Plans were spent during the fiscal year ended April 30, 2000

                                   LIMITED DURATION   INT. TERM    SHORT TERM
                                        FUND          BOND FUND     BOND FUND    TOTAL
Advertising, Printing Promotion       $  66,488        $ 7,926       $2,109    $ 79,523
Administrative Service Fees           $ 129,631        $ 6,564       $2,910    $139,105
Class B Shares Financing              $  12,712        $10,239       $1,054    $ 24,005
Compensation to Dealers               $   2,674                       1,925      $4,599

     The Trust expects that the Distribution Plans will be used to pay a "service fee" to persons who provide personal services to prospective and existing Fund shareholders and to compensate broker-dealers for sales and promotional services. Shareholders of the Funds will benefit from these services and the Trust expects to benefit from economies of scale as more shareholders are attracted to the Fund.

                                   DISTRIBUTOR

     On July 1, 1999, pursuant to the Fund's Distribution Plan, the Trust entered into a Distribution Agreement with B. C. Ziegler and Company ("Ziegler"), pursuant to which Ziegler has agreed to act as the Trust's agent in connection with the distribution of Fund shares. In addition, Ziegler provides certain administrative support services. For such services, Ziegler will be paid a fixed annual fee of $30,000 and will be reimbursed for expenses incurred on behalf of the Trust. The Advisor is committed to pay all sums, if any, that exceed the amount allowed under the Fund's 12b-1 Plan.

                      ADDITIONAL INFORMATION ON REDEMPTIONS

     Suspension of Redemption Privileges: the Trust may suspend redemption privileges or postpone the date of payment for up to seven days, but cannot do so for more than seven days after the redemption order is received except during any period (1) when the bond markets are closed, other than customary weekend and holiday closings, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission ("SEC"), (2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for the Trust to dispose of securities owned by it or not reasonably practicable to fairly determine the value of its assets, or (3) as the SEC may otherwise permit.

                         CALCULATION OF PERFORMANCE DATA

TOTAL RETURN

     A Fund may advertise performance in terms of average annual total return for 1, 5 and 10 year periods, or for such lesser periods as the Fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

                                P(1 + T)^n = ERV

Where:    P = a hypothetical initial payment of $1,000
          T = average annual total return
          n = number of years (exponential number)
          ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the year or period;

     The calculation assumes all charges are deducted from the initial $1,000 payment and assumes all dividends and distributions by the Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts. The calculation assumes the deduction of the maximum contingent sales charge (for Class B shares). The results do not take into account charges for optional services which involve nominal fees (such as wire redemption fees).

For the period ended April 30, 2000, the average annual total returns were:

                                                                                        Since
                                                      1 Year      3 Year    5 Year    Inception
                                                      ------      ------    ------    ---------
Pauze U. S. Government Limited Duration Fund
      No Load Shares (Inception 1/10/94)              (2.63)%     3.30%      3.72%      2.74%
      Class B Shares (Inception 9/3/96)               (6.72)%     1.60%       n/a       1.63%
      Class C Shares (Inception 5/13/98)              (3.38)%      n/a        n/a      (4.58)%

Pauze U. S. Government Intermediate Term Bond Fund
      No Load Shares (Inception 10/10/96)             (0.77)%     2.72%       n/a       2.26%
      Class B Shares (Inception 9/3/96)               (5.25)%     0.91%       n/a       0.86%

Pauze U. S. Government Short Term Bond Fund
      No Load Shares (Inception 9/3/96)               (0.52)%     2.66%       n/a       2.52%
      Class B Shares (Inception 9/3/96)               (5.01)%     n/a         n/a       0.11%
      Class C Shares (Inception 11/7/96)              (1.14)%     1.91%       n/a       1.62%

The total returns for the Limited Duration Fund No-load shares, Class B, and Class C shares for the Fiscal year ended April 30, 2000 were (2.63)%, (3.41)% and (3.38)%, respectively.

     The total returns for the Intermediate Term Fund No-load shares and Class B shares for the Fiscal year ended April 30, 2000 were (0.77)% and (1.72)%, respectively.

     The total returns for the Short Term Fund No-load shares, Class B shares, and Class C shares for the Fiscal year ended April 30, 2000 were (0.52)%, (1.40)%, and (1.14)%, respectively.

YIELD

     A Fund may also advertise performance in terms of a 30 day yield quotation. A Fund's "yield" refers to the income generated by an investment in the Fund over a 30-day (or one month) period (which period will be stated in the advertisement). Yield is computed by dividing the net investment income per share earned during the most recent calendar month by the maximum offering price per share on the last day of such month. This income is then "annualized." That is, the amount of income generated by the investment during that 30-day period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation and dividend income is computed based upon the stated dividend rate of each security in the Fund's portfolio and all recurring charges are recognized.

     The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period according to the following formula:

                      YIELD = 2 [ ((A - B)/CD) + 1)^6 - 1]

Where:    A = dividends and interest earned during the period
          B = expenses accrued for the period (net of reimbursement)
          C = the average daily number of shares outstanding during  the  period that were entitled to receive dividends
          D = the maximum offering price per share on the last day of the period

     The standard total return and yield results for another class may not take into account the additional Rule 12b-1 fees for Class B and Class C shares. The performance of Class B and Class C shares will be lower than that of the other class of shares. Further, the results for other classes may not take into account the CDSC for the Class B shares. These fees have the effect of reducing the actual return realized by shareholders.

     The Limited Duration Fund's 30-day yields for No-load shares, Class B, and Class C shares for the 30 days ending April 30, 2000 were 4.25%, 3.49%, and 3.49%, respectively.

     The Intermediate Term Fund's 30-day yields for No-load shares and Class B shares for the 30 days ending April 30, 2000 were 5.63% and 4.86%, respectively.

     The Short Term Fund's 30-day yields for No-load shares, Class B, and Class C shares for the 30 days ending April 30, 2000 were 4.39%, 3.63%, and 3.63%, respectively.

NONSTANDARDIZED TOTAL RETURN

     A Fund may also advertise performance information (a "non-standardized quotation") which is calculated differently from "average annual total return." A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for "average annual total return." In addition, a non-standardized quotation may be an indication of the value of a $10,000 investment (made on the date of the initial public offering of a Fund's shares) as of the end of a specified period. These non-standardized quotations do not include the effect of the applicable sales charge, or charges for optional services which involve nominal fees, which would reduce the quoted performance if included. A non-standardized quotation will always be accompanied by the Fund's "average annual total return" as described above.

     A Fund may also include in advertisements data comparing performance with bond or other indices, or with other mutual funds (as reported in non-related investment media, published editorial comments and performance rankings compiled by independent organizations and publications that monitor the performance of mutual funds). For example, a Fund may compare its performance to rankings prepared by Lipper Analytical Services, Inc. ("Lipper"), a widely recognized independent service which monitors the performance of mutual funds, to Morningstar's Mutual Fund Values, to Moody's Bond Survey Bond Index or to the Consumer Price Index. Performance information and rankings as reported in Changing Times, Business Week, Institutional Investor, the Wall Street Journal, Mutual Fund Forecaster, No-Load Investor, Money Magazine, Forbes, Fortune and Barron's magazine may also be used in comparing performance of a Fund.

                                   TAX STATUS

TAXATION OF THE FUNDS -- IN GENERAL

     As stated in its prospectus, each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, each Fund will not be liable for federal income taxes on its taxable net investment income and capital gain net income that are distributed to shareholders, provided that the Fund distributes at least 90% of its net investment income and net short-term capital gain for the taxable year.

     To qualify as a regulated investment company, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); and (b) satisfy certain diversification requirements at the close of each quarter of the Fund's taxable year.

     The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of its net capital gains for the twelve-month period ending on October 31 of the calendar year and (3) any portion (not taxable to the Fund) of the respective balance from the preceding calendar year. The Funds intend to make such distributions as are necessary to avoid imposition of this excise tax.

TAXATION OF THE FUNDS' INVESTMENTS

     For federal income tax purposes, debt securities purchased by the Funds may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as earned by the Fund, whether or not any income is actually received, and therefore, is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under Section 1286 of the Code, an investment in a stripped bond or stripped coupon will result in original issue discount.

     Debt securities may be purchased by a Fund at a discount which exceeds the original issue price plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest income for purposes of the 90% test to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis.

     A Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred to purchase or carry any debt security having market discount unless the Fund makes the election to include market discount currently. Because a Fund must take into account the original issue discount for purposes of satisfying various requirements for qualifying as a regulated investment company under Subchapter M of the Code, it will be more difficult for the Fund to make the distributions to maintain such status and to avoid the 4% excise tax described above. To the extent that a Fund holds zero coupon or deferred interest bonds in its portfolio or bonds paying interest in the form of additional debt obligations, the Fund would recognize income currently even though the Fund received no cash payment of interest, and would need to raise cash to satisfy the obligations to distribute such income to shareholders from sales of portfolio securities.

     A Fund may purchase debt securities at a premium (i.e., at a purchase price in excess of face amount). The premium may be amortized if the Fund so elects. The amortized premium on taxable securities is allowed as a deduction, and, for securities issued after September 27, 1985, must be amortized under an economic accrual method.

     All Shareholders will be notified annually regarding the tax status of distributions received from a Fund.

TAXATION OF THE SHAREHOLDER

     Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if a Fund pays the dividends during the following January. Since none of the net investment income of the Fund is expected to arise from dividends on domestic common or preferred stock, none of the Funds' distributions will qualify for the 70% corporate dividends-received deduction.

     Distributions by a Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of such shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing the Fund's shares just prior to a distribution may receive a return of investment upon distribution which will nevertheless be taxable to them.

     A shareholder of a Fund should be aware that a redemption of shares (including any exchange into another Portfolio) is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder of a Fund receives a distribution taxable as long-term capital gain with respect to shares of the Fund and redeems or exchanges shares before he has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss to the extent of the long term capital gain recognized.

TAX IDENTIFICATION NUMBER

     The Trust is required by federal law to withhold and remit to the United States Treasury a portion of the dividends, capital gains distributions and proceeds of redemptions paid to any shareholder who fails to furnish the Trust with a correct taxpayer identification number, who underreports dividend or interest income or who fails to provide certification of tax identification number. In order to avoid this withholding requirement, you must certify on your application, or on a separate W-9 Form supplied by the transfer agent, that your taxpayer identification number is correct and that you are not currently subject to backup withholding or you are exempt from backup withholding. For individuals, your taxpayer identification number is your social security number.

     Instructions to exchange or transfer shares held in established accounts will be refused until the certification has been provided. In addition, the Fund assesses a $50 administrative fee if the taxpayer identification number is not provided by year-end.

OTHER TAX CONSIDERATIONS

     Distributions to shareholders may be subject to additional state, local and non-U.S. government taxes, depending on each shareholder's particular tax situation. Shareholders subject to tax in certain states may be exempt from state income tax on distributions made by the Fund to the extent such distributions are derived from interest on direct obligations of the United States Government. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in shares of a Fund.

                                    CUSTODIAN

     Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is Custodian of the Funds' investments. The Custodian acts as the Funds' depository, safe keeps their portfolio securities, collects all income and other payments with respect thereto, disburse funds at the Funds' request and maintains records in connection with its duties.

                             INDEPENDENT ACCOUNTANTS

     Tait, Weller & Baker, 8 Penn Center Plaza, Suite 800, Philadelphia, PA 19103, has been selected as independent accountants for the Trust for the fiscal year ending April 30, 2001. Tait, Weller & Baker performs an annual audit of each Fund's financial statements and provides financial, tax and accounting consulting services as requested.

                              FINANCIAL STATEMENTS

     The Trust was established on October 15, 1993 and commenced offering shares of the Limited Duration Fund (formerly the Total Return Bond Fund) in January 1994. In addition, the Trust commenced offering Class B and C shares of the Limited Duration Fund and No-load, Class B and Class C shares of the Intermediate Term Fund and Short Term Fund in August 1996. The U.S. Government Fund had not commenced operations as of April 1, 2001. The audited financial statements and auditor's report required to be included in the Statement of Additional Information are hereby incorporated by reference to the Funds' Annual Report to Shareholders for the period ended April 30, 2000. The unaudited financial statements required to be included in the Statement of Additional Information are hereby incorporated by reference to the Funds' Semi-Annual Report to Shareholders for the period ended October 31, 2000. The Funds will provide the Annual Report and Semi-Annual Report without charge at written request or request by telephone.